TRANSAMERICA INVESTORS, INC.
Supplement dated June 1, 2007 to the Prospectuses dated May 1, 2007
The following supplements, amends and replaces the information in the Prospectuses under each section entitled “Disclosure of Portfolio Holdings”:
Disclosure of Portfolio Holdings
A detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com 30 days after the end of each month. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.
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Investors Should Retain This Supplement for Future Use